UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2004

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HEALTH SCIENCES GROUP, INC.

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(Exact name of registrant specified in charter)

COLORADO (State of incorporation)	333-51628 (Commission File Number)	91-2079221 (I.R.S. Employer Identification No.)

Howard Hughes Center

6080 Center Drive, 6th Floor

Los Angeles, CA 90045

(Address of principal executive offices)  (Zip Code)

(310) 242-6700
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 25, 2005, Health Sciences Group, Inc. (the “Registrant”) acquired Polymann Technologies, Inc. (“PTI”), a wholly-owned subsidiary of UTEK Corporation in a tax-free stock-for-stock exchange.  PTI holds an exclusive worldwide (excluding Korea) license to a patented technology known as Low Molecular Weight Polymannuronate (“Polymann”).  The Registrant issued unregistered shares of its common stock valued at $810,000 to UTEK Corporation in exchange for 100% of the issued and outstanding shares of capital stock of PTI.  The shares issued in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933.  The amount of consideration was determined by arms-length negotiations between the parties and the exchange was consummated in accordance with applicable law.

The acquisition of PTI provides the Registrant with worldwide rights for Polymann, a nutraceutical product derived, in part, from sea mustard and kelp using a proprietary extraction method.  Polymann has been shown to reduce serum and liver cholesterol and control serum and liver triglyceride levels in humans and animals.  Polymann can be used in a variety of compositions including capsules, beverages, candy and powdered drink mixes.  It is anticipated that all compositions of Polymann will be GRAS-certified (Generally Recognized as Safe).

ITEM 3.02.

UNREGISTERED SALES OF EQUITY SECURITIES.

Pursuant to the terms of an Agreement and Plan of Acquisition, dated October 25, 2004, by and between the Registrant, Polymann Technologies, Inc., and UTEK Corporation, the Registrant issued 1,160,000 shares of common stock to UTEK Corporation upon the closing of the acquisition described in Item 2.01 above.  The shares were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

ITEM 8.01.

OTHER EVENTS.

On October 20, 2004, the Board of Directors of the Registrant elected to discontinue operations of its wholly-owned subsidiary, Quality Botanical Ingredients, Inc. ("QBI").  Possession of and control over QBI’s assets were turned over to La Salle Business Credit, LLC, QBI’s primary secured lender, for liquidation.  Proceeds from the sale of such assets will be used to repay QBI’s creditors for outstanding obligations.  At this time, management is unable to make a determination of the expected completion date and costs expected to be incurred in connection with such action.

The Registrant is a guarantor of the obligations of QBI pursuant to a Continuing Unconditional Corporate Guaranty dated as of February 21, 2003.  Management believes the Registrant’s continuing operations will not be adversely affected by this action.  Management expects to increase its focus on the development and acquisition of proprietary products and technologies in order to boost operating margins and achieve long-term profitability.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEALTH SCIENCES GROUP, INC.

Dated:  October 26, 2004

By:  /s/ Fred E. Tannous

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Fred E. Tannous

Chief Executive Officer,

Principal Financial Officer,

and Director

Dated:  October 26, 2004

By:  /s/ Bill Glaser

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Bill Glaser

President, Secretary,

and Director

Dated:  October 26, 2004

By:  /s/ Duke Best

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Duke Best

Controller

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